UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ________________

                                    FORM 8-K

                                ________________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



           June 20, 2008                                        000-30651
           -------------                                        ---------
          Date of Report                                 Commission File Number
 (Date of earliest event reported)


                            INDUSTRIAL MINERALS, INC
                            ------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                                              11-3763974
          --------                                              ----------
(State or other jurisdiction of                             (I.R.S. Employer
 incorporation or organization)                          Identification Number)


                            2904 South Sheridan Way,
                  Suite #100, Oakville, Ontario, Canada L6J 7L7
                  ---------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (905)-829-0220
                                 --------------
              (Registrant's telephone number, including area code)


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Item 5.02      Departure of Directors or Principal Officers; Election of
               Directors; Appointment of Principal Officers.

Appointment of Christopher Crupi and Gregory Borden Bowes as Directors
----------------------------------------------------------------------

     On June 23, 2008, the Board of Directors of Industrial Minerals, Inc. (the "Company") appointed Christopher Crupi to fill a vacancy on the Board. Mr. Crupi in a chartered accountant. Mr Crupi in the president and chief executive officer and a director of Paramount Gold and Silver Corp, a publicly traded company listed on the AMEX and TSX stock exchanges. From 2000 to 2004, Mr. Crupi was a Vice President of Pricewaterhouse Coopers LLP. From 1996 to 2000 Mr. Crupi was with Ernst and Young. From 2005 to December 2007, Mr. Crupi was also president and chief financial officer of AMMEX Gold and Silver Corp., a publicly traded exploration mining company with property interests in the United States and Mexico. Mr. Crupi received a Bachelor of Commerce degree from the University of Ottawa in 1992. Mr. Crupi received his Chartered Accountant designation in 1995. Mr. Crupi was a special assistant to the Honorable Don Mazankowski, Deputy Prime Minister and Minister of Finance from 1988 to 1993. Mr. Crupi is 40 years old.

     On June 23, 2008, the Board of Directors of the Company appointed Gregory Borden Bowes to fill a vacancy on the Board. From February of 2006 to March of 2008, Mr. Bowes was the president and CEO of San Anton Resource Corporation, an exploration mining company and reporting issuer in Ontario, Canada, whose shares trade on the TSX Stock Exchange. From January of 2004 to March of 2007, Mr. Bowes was the vice president and then chief financial officer of Orezone Resources Inc., a publicly traded mining company with reserves in West Africa. From 1992 to 2003, Mr. Bowes operated his own consulting firm providing financial, investment and management services to mining, mineral exploration and engineering clients. Mr. Bowes holds an MBA in Finance and Accounting from Queens University (1979) and a BA with Honours in Earth Sciences (Geology) from the University of Waterloo (1977). Mr. Bowes is 53 years old.

Resignation of William Thompson as Director
-------------------------------------------

     On June 20, 2008, William Thompson resigned as a Director of the Company. There were no material disagreements between Mr. Thompson and the Company as to the Company's operations or reporting.

Resignation of Patrick Michaud as Chief Financial Officer
---------------------------------------------------------

     On June 23, 2008, the Company accepted the resignation of Patrick Michaud as Chief Financial Officer of the Company. There were no material disagreements between Mr. Michaud and the Company as to the Company's operations or financial reporting.

Appointment of Robert Dinning as Interim Chief Financial Officer
----------------------------------------------------------------

     On June 23, 2008, Robert Dinning was appointed to replace Patrick Michaud as the Company's Interim Chief Financial Officer. Mr. Dinning was the Company's Chief Financial Officer from September 15, 2006 to April 4, 2008. Mr. Dinning is a Chartered Accountant and life time member of the Alberta Institute of Chartered Accountants. Mr. Dinning has operated a consulting practice since 1977. He has an extensive background in corporate finance, operating in the mining and high tech industries. Mr. Dinning has been an officer and director of various public and private companies for the past 35 years, including companies in the United States and Canada. Mr. Dinning is currently a director of Apollo Gold & Energy Inc. Mr. Dinning is 68 years old.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    INDUSTRIAL MINERALS, INC.


Date: June 24, 2008                 By:  /s/ Robert Dinning
                                         --------------------------------------
                                         Name:  Robert Dinning
                                         Title: Interim Chief Financial Officer









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